Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2277

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2023-2

(the “Portfolio”)

Supplement to the Prospectus

Effective March 13, 2023, trading of stock issued by Signature Bank (ticker: SBNY) has been halted. Accordingly, the Portfolio is not able to purchase additional shares of Signature Bank. To the extent that the Portfolio creates additional Units, such Units will be created without purchasing shares of Signature Bank.

Supplement Dated: March 16, 2023